LONGLEAF PARTNERS FUNDS TRUSTSM
SUPPLEMENT DATED JULY 16, 2004
TO PROSPECTUS DATED MAY 1, 2004

The Board of Trustees of Longleaf Partners Fund has adopted a resolution to close the Longleaf Partners Fund, effective at 4:00 PM Eastern Time on Friday, July 16, 2004. Existing shareholders may continue to add to their accounts, and exceptions to the Fund’s closure are identical to those of the International Fund and Small-Cap Fund, found on page 28 of the Prospectus, as modified herein. Accordingly, the Prospectus shall be amended as follows:

•	On the inside front cover, under the description of Longleaf Partners Fund, insert “(Closed to new investors)”;

•	On page 8, under Initial Public Offering, insert “(Closed to new investors since July 16, 2004)”;

•	On page 24, delete “Funds Open to New Shareholders.” and add “All Funds are Closed to New Shareholders.” Delete the next two sentences, and add the following sentence, “The Partners Fund, the International Fund and the Small-Cap Fund are closed to new shareholders unless you meet one of the exceptions outlined on page 28.”

•	On page 28, under “Exceptions to $10,000 Investment Minimum.” Delete the second bullet point;

•	On page 28, under “Closed Fund Exceptions,” delete the entire section and substitute the following:

The Partners, International, and Small-Cap Funds closed to new investors on July 16, 2004, February 6, 2004, and July 31, 1997, respectively. The following investors may open new accounts in a closed Fund for an initial investment of $10,000:

•	Existing shareholders in a closed Fund and their immediate family members may open accounts in the same Fund.

•	Individual financial advisors and consultants who have maintained accounts in a closed Fund since its closing date may add new clients to that Fund.

•	Institutions and affiliates of institutions having an investment advisory relationship with Southeastern of at least $25,000,000.

•	Employees of Southeastern and their family members and employees of Longleaf service providers may open new accounts.

If you redeem your account in a closed Fund below the minimum initial investment amount of $10,000, you will not be allowed to make further investments unless that Fund reopens.

LONGLEAF PARTNERS FUNDSSM
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, Tennessee 38119
(800) 445-9469